Exhibit 23.3

             [LETTERHEAD OF PERREAULT, WOLMAN, GRZYWACZ & CIE./CO.]

CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

      We consent to the use in this Registration Statement on Form SB-2 of our dated August 31, 2001, related to the financial statements of Prodijeux Inc. and to the reference to our firm under the caption "experts" in the Prospectus.


                                      /s/ Perreault, Wolman, Grzywacz & CIE./CO.

Montreal, Quebec                               Chartered Accountants

April 17, 2002

                                SC INTERNATIONAL